Exhibit 99.1

Announces a Strategic Acquisition of

October 10, 2005

Forward-Looking Statements

Safe Harbor Provisions of the Private Litigation Reform Act of 1995

This presentation, other written materials, and statements management may make regarding the transaction, like other written and oral communications presented by New York Community Bancorp, Inc. and its authorized officers, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. New York Community Bancorp, Inc. intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said safe harbor provisions.

Forward-looking statements, which are based on certain assumptions, may be identified by their reference to future periods and include, without limitation, those statements relating to the anticipated effects of the transaction. The following factors, among others, could cause the actual results of the transaction to differ materially from the expectations stated in this presentation, other written materials, and statements management may make: the ability of the companies involved to obtain the required regulatory approvals; the ability of the companies involved to consummate the transaction; a materially adverse change in the financial condition of New York Community Bancorp, Inc. or Atlantic Bank of New York; the ability of New York Community Bancorp, Inc. to successfully integrate the assets, liabilities, customers, systems, and any management personnel it may acquire into its operations pursuant to the transaction; and the ability to realize the related revenue synergies and cost savings within the expected time frames.

In addition, factors that could cause the actual results of the transaction to differ materially from current expectations include, but are not limited to, general economic conditions, either nationally or locally in some or all of the areas in which the relevant companies conduct their business; conditions in the securities markets or the banking industry; changes in interest rates, which may affect the relevant companies’ net income or future cash flows; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services in the relevant companies’ local markets; changes in real estate values, which could impact the quality of the assets securing the relevant companies’ loans; changes in the quality or composition of the loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the ability to successfully integrate any assets, liabilities, customers, systems, and management personnel New York Community Bancorp, Inc. may acquire into its operations and its ability to realize related revenue synergies and cost savings within expected time frames; the timely development of new and competitive products or services in a changing environment, and the acceptance of such products or services by the relevant companies’ customers; the outcome of pending or threatened litigation or of other matters before regulatory agencies, whether currently existing or commencing in the future; changes in accounting principles, policies, practices, or guidelines; changes in legislation and regulation; operational issues and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems, on which the relevant companies are highly dependent; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting the relevant companies’ operations, pricing, and services. Additionally, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the relevant companies’ control.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, other written materials, and statements management may make regarding this transaction. The companies involved undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

1

Additional Disclosure

New York Community Bancorp, Inc. has filed a registration statement with the Securities and Exchange Commission (the “SEC”) containing a proxy statement/prospectus and other documents regarding its proposed transaction with Long Island Financial Corp. Investors are urged to read the proxy statement/prospectus because it contains important information about New York Community Bancorp, Inc. and Long Island Financial Corp., and the prospective transaction. When available, copies of this proxy statement/prospectus will be mailed to Long Island Financial Corp. shareholders and, together with other documents filed by New York Community Bancorp, Inc. or Long Island Financial Corp. with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by directing a request to New York Community Bancorp, Inc. c/o the Investor Relations Department, 615 Merrick Avenue, Westbury, N.Y. 11590 or the Corporate Secretary, Long Island Financial Corp., 1601 Veterans Highway, Suite 120, Islandia, N.Y. 11749.

Long Island Financial Corp. and its directors, executive officers and certain other members of management, and employees may be soliciting proxies from their shareholders in favor of the proposed transaction. Information regarding such persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Long Island Financial Corp.’s shareholders in connection with the proposed transaction is set forth in Long Island Financial Corp.’s proxy statement filed with the SEC on March 25, 2005 relating to its annual meeting of shareholders held on April 20, 2005. Additional information is set forth in the proxy statement/prospectus filed with the SEC.

2

Transaction Summary

Seller: Wholly-Owned Subsidiary of National Bank of Greece

Transaction Value: $400 million

Form of Consideration: 100% Cash

Financing Plan: Significant Flexibility—Combination of Capital Markets

Access and Balance Sheet Repositioning

Expected Closing: First Quarter 2006

Due Diligence: Completed

Required Approvals: Customary regulatory approvals

Indemnification Protection: Facilitated by private nature of transaction

3

Conservative Transaction Assumptions

Estimated Cost Savings: $9.5 million after-tax (represents 25% of Atlantic’s core pre-tax operating expenses); 100% realized in 2006

Revenue Synergies: None assumed

Identifiable Intangibles: Core deposit intangible of 3.5% amortized over 10 years

Estimated Restructuring Charge: $19.2 million after-tax

Estimated Financial Impact: Immediately accretive to both GAAP and cash earnings. Will maintain strong capital ratios at holding company and subsidiary levels; target tangible common equity ratio of 4.50% at closing and return to current levels within 18 months.

4

Strategic Rationale

Geographic expansion of New York Community’s (“NYB”) footprint. Provides entry into attractive Manhattan market.

Provides an established full-service commercial banking platform. Builds on Long Island Financial Corp. acquisition.

Improves interest rate risk profile by replacing wholesale funding with core deposits — will downsize combined balance sheet.

Attractive low-cost deposit base: 1.25%(1) cost of deposits; 77%(1) core deposits. Accelerates commercial deposit growth.

Atlantic Bank has maintained a stable net interest margin, currently in excess of 3.35%.

Attractive transaction pricing. Immediately accretive to both GAAP and cash earnings.

Estimated internal rate of return is in excess of 18% based on conservative transaction assumptions.

Strong integration track record.

(1)	Excluding Parent-Related Deposits at Atlantic Bank of $365 million as of June 30, 2005.
5

Attractive Transaction Pricing

Implied Multiple

Precedent Transactions(4)

Atlantic’s LTM Net Income(1) 10.6x 19.1x

NYB’s 2006E Projections for Atlantic 12.2 —

with Cost Savings (and other

acquisition adjustments)(2)

Tangible Book 1.81 2.76

Implied Deposit Premium(3) 12.2% 23.0%

(1)	LTM net income of $37.8 million as of June 30, 2005.

(2) Calculated as $32.1 million of 2006E earnings plus full-year cost savings of $9.5 million after-tax less impact of loss of Parent-Related Deposits of $8.7 million.

(3) Deposits of $1.46 billion calculated as all deposits excluding Parent-Related Deposits of $365 million.

(4) Precedent transactions include bank and thrift deals with values between $350 million and $500 million since January 1, 2002. Data represents medians.

6

Atlantic At-a-Glance(1)

Attractive Commercial Banking Franchise $3.0 billion in assets $1.3 billion in loans: 31% commercial real estate, 28% multi-family, 27% C&I, 4% 1–4 family and 10% other $1.46 billion(2) in deposits, 77%(2) core deposits 1.25%(2) average cost of deposits 17 branches in Manhattan, Queens, Westchester, Kings and Nassau counties

Solid Profitability and Strong Asset Quality and Capital Ratios

Cash ROATA 1.31%

Cash ROATE 19.09

Net Interest Margin 3.38

Efficiency Ratio 55.36

NPAs/Loans + OREO 0.19

Allowance for Loan Losses/Net Loans 0.77

NCOs/Average Loans 0.05

Tangible Equity/Tangible Assets 7.51

Total Risk-Based Capital Ratio 14.69

(1)	Data at or for the six months ended June 30, 2005. (2) Excluding Parent-Related Deposits.
7

Accelerates NYB’s Balance Sheet Repositioning, with $1.3 Billion Shrinkage Currently Planned

Assets

($ in millions) $30,000

27,500

25,000

22,500

20,000 $25,205 $540 $2,634 $27,000

7%

93%

NYB 6/30/05

Long Island Financial

Atlantic(1)

Pro Forma(2)

Commercial Banking Businesses

Core Deposits(3)

($ in millions) $10,000

9,000

8,000

7,000

6,000

5,000

4,000 $7,366 $338 $1,120 $8,824

17%

83%

NYB 6/30/05

Long Island Financial

Atlantic(1)

Pro Forma

Commercial Banking Businesses

(1) Excludes $365 million of Parent-Related Deposits. (2) Excludes $1.3 billion of investment securities. (3) Excludes all certificates of deposit.

8

Builds a Strong Commercial Franchise While Bolstering Core Deposits

NYB

Loans(1)

CRE 16%

Other 8%

Multi-family 76%

Total: $15,684

C&I 2%

CRE 18%

Other 9%

Multi-family 71%

Total: $17,259

Pro Forma(2)

($ in millions)

Deposits(1)

Demand 6%

CDs 36%

NOW, Money Market and Savings 58%

Total: $11,538

Demand 9%

CDs 34%

NOW, Money Market and Savings 57%

Total: $13,415(3)

(1)	Data as of June 30, 2005.

(2) Pro forma for acquisition of Long Island Financial Corp. and Atlantic. (3) Excluding Parent-Related Deposits of $365 million.

Expands NYB’s Footprint

Bronx Westchester

Suffolk

Manhattan

NYB Atlantic

Richmond

Queens

Kings Nassau

Atlantic Deposits by County

County	Branches Deposits ($M)
Manhattan	5 $675 (1)
Queens	5 362
Westchester	4 224
Kings	2 160
Nassau	1 40
Total	17 $1,461

Note: Branch data for NYB as of 6/30/04 and 6/30/05 for Atlantic. NYB pro forma for acquisition of Long Island Financial Corp. (1) Excludes Parent-Related Deposits of $365 million.

57 ATMs (22 in-branch and 35 remote)

Provides Entry Into Attractive Manhattan Market and Strengthens Market Share in Other Counties

($ in millions)

Manhattan

Rank	Institution Branches Deposits Market Share
1	JPMorgan Chase 92 $140,012.2 40.86%
2	Citigroup 63 95,838.4 27.97
3	Bank of New York 20 22,995.1 6.71
4	HSBC 47 21,819.3 6.37
5	Bank of America 33 8,251.3 2.41
6	Deutsche Bank AG 4 7,525.0 2.20
7	North Fork 42 5,782.6 1.69
8	Bank Hapoalim 1 3,512.0 1.02
9	Charles Schwab 2 3,348.2 0.98
10	Israel Discount Bank 2 2,918.9 0.85
23	NYB Pro forma 6 680.8 0.20
23	Atlantic 5 674.9 0.20
77	NYB 1 5.9 0.00
Totals	520 $342,678.8 100%

Queens

Rank	Institution Branches Deposits Market Share
1	JPMorgan Chase 43 $5,755.2 16.24%
2	North Fork 55 5,028.2 14.19
3	Citigroup 29 4,559.1 12.87
4	NYB Pro forma 39 3,311.2 9.35
4	Astoria 17 3,105.6 8.77
5	NYB 34 2,949.3 8.32
6	HSBC 21 2,322.6 6.56
7	Ridgewood Savings 10 1,506.0 4.25
8	Dime Community 8 923.9 2.61
9	Maspeth FS&LA 5 904.7 2.55
10	Independence Cmnty 11 880.1 2.48
17	Atlantic 5 361.9 1.02
Totals	363 $35,431.5 100%

Westchester

Rank	Institution Branches Deposits Market Share
1	JPMorgan Chase 39 $4,458.3 17.08%
2	Wachovia 36 4,057.3 15.54
3	Bank of New York 62 3,547.4 13.59
4	Citigroup 22 3,333.1 12.77
5	HSBC 26 2,123.1 8.13
6	Bank of America 27 1,510.0 5.79
7	Hudson Valley 15 1,092.0 4.18
8	North Fork 11 947.5 3.63
9	Washington Mutual 12 633.9 2.43
10	Sound Federal 8 603.2 2.31
16	NYB Pro forma 8 247.1 0.95
16	Atlantic 4 224.1 0.86
30	NYB 4 23.0 0.09
Totals	328 $26,101.7 100%

Kings

Rank	Institution Branches Deposits Market Share
1	JPMorgan Chase 40 $6,079.8 19.78%
2	Washington Mutual 24 3,672.6 11.95
3	Citigroup 25 3,446.8 11.21
4	HSBC 26 3,390.3 11.03
5	North Fork 26 3,114.2 10.13
6	Independence Cmnty 20 2,668.5 8.68
7	Astoria 12 1,561.7 5.08
8	Apple 15 1,020.0 3.32
9	Popular 10 811.0 2.64
10	Dime Community 7 799.4 2.60
11	NYB Pro forma 12 758.1 2.47
11	NYB 10 598.3 1.95
19	Atlantic 2 159.8 0.52
Totals	272 $30,739.6 100%

Nassau

Rank	Institution Branches Deposits Market Share
1	North Fork 61 $8,043.4 17.35%
2	JPMorgan Chase 34 6,856.1 14.79
3	Citigroup 55 6,138.3 13.24
4	Astoria 29 4,355.6 9.39
5	Bank of America 50 3,758.9 8.11
6	NYB Pro forma 41 3,593.5 7.75
6	NYB 40 3,553.0 7.66
7	Washington Mutual 34 3,252.3 7.01
8	HSBC 21 1,838.1 3.96
9	Bank of New York 45 1,833.0 3.95
10	Commerce Bancorp 13 1,034.6 2.23
27	Atlantic 1 40.5 0.09
Totals	439 $46,365.2 100%

Staten Island

Rank	Institution Branches Deposits Market Share
1	Independence Cmnty 22 $2,539.4 32.20%
2	NYB 23 1,477.1 18.73
3	Citigroup 6 923.5 11.71
4	JPMorgan Chase 8 900.3 11.42
5	NSB Holding 12 780.1 9.89
6	Washington Mutual 5 569.8 7.22
7	HSBC 2 227.7 2.89
8	VSB Bancorp 4 191.9 2.43
9	North Fork 3 191.5 2.43
10	Commerce Bancorp 3 84.7 1.07
Totals	89 $7,885.9 100%

Note: Atlantic data as of 6/30/05 and excludes Parent-Related Deposits. Other data as of 6/30/04. Above analysis is pro forma for pending transactions. Source: SNL Financial.

Enhances NYB’s Superior Market Demographics

Population Growth 2005—2010(1)

7%

6
5
4
3
2
1

0

5.42%

4.90%

4.21%

2.30%

1.90%

1.34%

0.63%

7%

6
5
4
3
2
1

0

Staten Island

Manhattan

Suffolk

Westchester

Queens

Nassau

Kings

2005 Household Income(1)(2) $150,000

125,000

100,000

75,000

50,000

25,000

0

$127,895

$117,025

$116,072

$96,341

$80,966

$64,761

$55,925

$150,000

125,000

100,000

75,000

50,000

25,000

0

Westchester

Manhattan

Nassau

Suffolk

Staten Island

Queens

Kings

(1)	Source: SNL Financial. (2) Data represents averages.

Post-Merger Structure

New York Community Bancorp, Inc.

New York Community Bank

New York Commercial Bank

Community Divisions

Queens County Savings Bank

Roslyn Savings Bank

Richmond County Savings Bank

Atlantic Bank

CFS Bank

Ironbound Bank

First Savings Bank of NJ

Roosevelt Savings Bank

Long Island Commercial Bank

Commercial Divisions

NYB’s structure supports back office consolidation and retention of strong brands

Atlantic Has Produced a Stable Margin During a Period of Rising Interest Rates

4%

3
2
1

0

3.33% 3.39% 3.37% 3.26% 3.25% 3.28%

Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005

Note: Data represents core net interest margin.

Atlantic Provides NYB With a Strong Commercial Banking Platform

Atlantic Loan Portfolio Highlights

Loan portfolio comprised primarily of CRE, C&I and Multi-family loans

CRE and Multi-family loan portfolio has grown at a 22% CAGR since 1999

Minimal net charge-offs—5 bps net charge-offs for 1H–05 annualized

Loan Portfolio (6/30/05)

1–4 Family 4%

Other 10%

C&I 27%

CRE 31%

Multi-Family 28%

Total $1.3B

CRE

($ in millions) $1,000 750 500 250 0

CAGR: 8.2% $313 $373 $384 $435 $413

2001

2002

2003

2004

6/30/2005

Multi-Family

($ in millions) $600 400 200 0

CAGR: 33.5% $132 $222 $265 $352 $363

2001

2002

2003

2004

6/30/2005

Atlantic Has a Highly Attractive Deposit Base

Atlantic Deposit Highlights(1) $1.46 billion(2) in deposits; 77%(2) core

Atlantic has steadily reduced its time deposits (12.2% average annual decline from 2001 to 2Q’05)

24.3% average annual growth in non-interest-bearing deposits over the same period

Atlantic has parent-related deposit relationships totaling approximately $365 million as of June 30, 2005

Deposit Composition(1)

Jumbo CDs 13%

Non-Jumbo CDs 11%

Demand 24%

Savings 27%

Money Market 19%

NOW 6%

Total: $1.46B(2)

Average cost of total deposits: 1.25%(2)

(1)	Data as of June 30, 2005.
(2)	Excluding Parent-Related Deposits of $365 million.

Strong Credit Quality(1)

Bank &

NYB(2) Atlantic Combined Thrift Peers(3)

Net Charge-offs/Average Loans 0.02% 0.05% 0.02% 0.17%

Non-Performing Assets/Loans + OREO 0.27 0.19 0.26 0.64

Allowance for Loan Losses/Loans 0.52 0.77 0.53 1.17

Allowance for Loan Losses/ 194 405 206 322

Non-Performing Loans

(1)	Data as of June 30, 2005.

(2) Results are pro-forma for the Long Island Financial Corp. acquisition. (3) Average of all publicly traded Banks and Thrifts in the U.S.

Revenue Enhancement Opportunities

Introduction of commercial banking products into NYB’s retail franchise

Opportunities to sell commercial loan products to NYB’s customers

Expands commercial deposit gathering franchise

Increased small and middle market lending

Exposure to more diversified borrowers

Strong Integration Track Record

NYB has successfully integrated three large acquisitions Due diligence completed Common community banking focus

Pro formas reflect conservative cost savings assumptions and no revenue enhancement

Integration to be completed in 2006

Incremental Earnings Analysis

($ in millions)

2006E(1) 2007E

Atlantic Net Income $32.1 $34.9

Adjustments:

After-tax Cost Savings $9.5 $9.8

Impact of Loss of Parent-Related Deposits (8.7) (8.7)

Transaction CDI Amortization (4.4) (4.0)

Add Back Atlantic Existing Intangible Amortization 2.2 2.2

Purchase Accounting Adjustments (6.1) (4.0)

Other Adjustments(2) (0.1) (0.1)

Incremental NYB Net Income

(before financing costs) $24.5 $30.1

(1)	Assumes a December 31, 2005 closing. Represents full-year 2006.
(2)	Includes opportunity cost of restructuring charge and balance sheet repositioning.

Summary

Geographic expansion of NYB’s footprint. Provides entry into attractive Manhattan market.

Provides an established full-service commercial banking platform. Builds on Long Island Financial Corp. acquisition.

Improves interest rate risk profile by replacing wholesale funding with core deposits — will downsize combined balance sheet.

Attractive low-cost deposit base: 1.25%(1) cost of deposits; 77%(1) core deposits. Accelerates commercial deposit growth.

Atlantic Bank has maintained a stable net interest margin, currently in excess of 3.35%.

Attractive transaction pricing. Immediately accretive to both GAAP and cash earnings.

Estimated internal rate of return is in excess of 18% based on conservative transaction assumptions.

Strong integration track record.

(1)	Excluding Parent-Related Deposits at Atlantic Bank of $365 million as of June 30, 2005.

Appendix: Supplemental Information

Transaction Synergies

($ in millions)

Sources of Cost Savings Amount (after-tax)

Compensation and benefits $4.5

Benefit plans 3.0

General, administrative and other 2.0

Total cost savings $9.5M (1)

Represents 25% of Atlantic’s Core Pre-Tax Operating Expenses

(1)	$14.5 million pre-tax.

Loan and Deposit Composition

Loans(1)

NYB(2)

Other 6%

1-4 Family 2%

Commercial and Industrial 0%

Commercial RE

17%

Multi-Family 75%

Total: $15,934

Atlantic

Other 10%

Commercial and Industrial 27%

1-4 Family 4%

Multi-Family 28%

Commercial RE

31%

Total: $1,324

($ in millions)

Pro Forma

Other 6%

Commercial and Industrial 2%

Commercial RE

18%

1-4 Family 2%

Multi-Family 72%

Total: $17,259

Deposits(1)

NYB(2)

Jumbo CDs 11%

Demand Deposits 7%

Non-Jumbo CDs 25%

Savings 23%

NOW and Money Market 34%

Atlantic(3)

Jumbo CDs 13%

Non-Jumbo CDs 11%

Savings 27%

Demand 24%

NOW and Money Market 25%

($ in millions)

Pro Forma

Demand 9%

Jumbo CDs 11%

Non-Jumbo CDs 23%

Savings 23%

NOW and Money Market 34%

Total: $11,953

Total: $1,461

Total: $13,415

(1)	Data as of June 30, 2005.
(2)	Pro forma for acquisition of Long Island Financial Corp. (3) Excluding Parent-Related Deposits of $365 million.

Atlantic is a Solid Performing Commercial Bank

At or For the Year Ended At or For the Six Months Ended June 30,

2002 2003 2004 2004 2005

Return on Average Assets 1.03% 0.93% 1.08% 0.95% 1.15%

Return on Average Equity 13.46 13.00 15.12 13.51 13.76

Loans/Deposits 72.92 67.00 69.23 65.59 90.64

AFS Securities/Assets 47.74 50.66 50.22 52.88 47.79

Tangible Common

Equity/Tangible Assets 5.86 5.41 6.48 4.67 7.51

Tier I Capital Ratio 10.89 10.75 11.61 10.94 (1) 12.54(1)

NPAs/Loans + OREO 4.55 0.71 0.38 0.66 0.19

NCOs/Average Loans 0.68 0.71 0.13 0.07 0.05

Reserves/NPAs 54.24 196.28 267.28 206.73 407.32

Reserves/Loans 2.02 1.39 1.01 1.35 0.77

(1)	As of March 31, 2005.

Atlantic: Historical Balance Sheet

($ in millions)

At December 31,

Assets 2003 2004 6/30/2005

Total Cash & Equivalents $132.2 $69.9 $68.5

Total Investment Securities 1,569.5 1,597.9 1,433.2

Total Loans and Leases, Net:

Commercial & Industrial 361.5 363.0 355.2

Commercial Real Estate 383.8 435.3 412.8

Multi-Family 265.1 352.0 363.3

1-4 Family 78.4 59.3 58.0

Other 137.5 132.7 135.0

Total Loans & Leases, Net $1,226.3 $1,342.1 $1,324.2

Allowance (17.1) (13.5) (10.2)

Net Loans & Leases $1,209.2 $1,328.6 $1,314.1

Goodwill & Intangibles 55.8 51.6 49.6

Other Assets(1) 122.2 120.7 116.0

Total Assets $3,097.9 $3,181.8 $2,998.8

Liabilities & Common Equity

Deposits:

Money Market Accounts $304.7 $460.3 $397.9

Savings 469.4 432.7 443.1

Time Deposits 468.8 384.4 359.2

NOW Accounts 101.7 90.1 90.9

Non-interest-bearing 485.9 571.0 534.9

Total Deposits $1,830.4 $1,938.6 $1,826.0

Securities Sold Under Repurchase Agreements 795.0 729.8 718.9

FHLB Advances 179.2 177.8 149.4

Other Liabilities(2) 72.9 81.2 31.4

Total Liabilities $2,877.5 $2,927.4 $2,727.6

Common Equity 220.4 254.4 271.2

Total Liabilities & Common Equity $3,097.9 $3,181.8 $2,998.8

(1) Includes premises & equipment, accrued interest expense and other assets. (2) Includes accrued expenses and other liabilities payable.

Atlantic: Historical Income Statement

($ in millions)

For the Year Ended Six Months Ended June 30,

2002 2003 2004 2004 2005

Net Interest Income $86.7 $82.3 $97.2 $47.7 $48.4

Provision/Recovery for Loan Losses 8.0 1.0 (2.1) 1.1 (2.4)

Net Interest Income after Provision 78.7 81.4 99.3 46.6 50.8

Total Non-Interest Income 23.3 28.6 26.3 13.1 12.9

Total Non-Interest Expense 59.8 64.5 67.0 34.4 33.9

Pre-Tax Income 42.2 45.5 58.5 25.3 29.8

Taxes 16.9 18.2 23.4 10.1 11.9

Net Income $25.3 $27.3 $35.1 $15.2 $17.9